UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549




                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: April 14, 2005
                                         --------------
                        (Date of earliest event reported)


                               FORD MOTOR COMPANY
                               ------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


          1-3950                                        38-0549190
          ------                                        ----------
  (Commission File Number)                    (IRS Employer Identification No.)


 One American Road, Dearborn, Michigan                       48126
 -------------------------------------                       -----
(Address of principal executive offices)                   (Zip Code)



         Registrant's telephone number, including area code 313-322-3000
                                                            ------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 140.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
     Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
     Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
-----------------------

On April 5, 2005, Moody's Investors Service, Inc. ("Moody's") placed the long-term ratings of Ford Motor Company ("Ford"), presently "Baa1", and Ford Motor Credit Company ("Ford Credit"), presently "A3", under review for possible downgrade. Ford Credit's short-term rating, presently "P-2", is not under review and was affirmed. The Moody's press release announcing this action is filed as
Exhibit 99.1 hereto.

On April 8, 2005, Standard & Poor's Ratings Services, a division of McGraw-Hill Companies, Inc. ("S & P") affirmed the ratings of Ford, Ford Credit, and all related entities, presently "BBB-" for long-term debt and "A-3" for short-term debt, and at the same time revised the outlook on the companies to negative from stable. The S & P press release announcing this action is filed as Exhibit 99.2 hereto.

On April 11, 2005, Dominion Bond Rating Service Limited ("DBRS") placed the ratings of Ford under review with negative implications, but confirmed the ratings of Ford Credit and Ford Credit Canada Limited ("Ford Credit Canada") both with stable trends. The long- and short-term ratings of all three companies presently are "BBB (high)" and "R-1 (low)", respectively. The DBRS press releases announcing these actions are filed as Exhibits 99.3 and 99.4.

On April 11, 2005, Fitch, Inc. ("Fitch") revised the ratings outlook of Ford, Ford Credit, Hertz, and related entities to negative from stable. The present long- and short-term ratings for all companies are "BBB+" and "F2", respectively. The Fitch press release announcing this action is filed as Exhibit 99.5.

Ford Credit's principal subsidiary in Canada, Ford Credit Canada has suspended offering its medium term notes in Canada until further notice. The notes, which are guaranteed by Ford Credit, had been offered pursuant to Ford Credit Canada's Short Form Prospectus and Prospectus Supplement each dated December 16, 2004. Ford Credit Canada will continue to offer debt securities pursuant to its euro medium term note program and its commercial paper program.

During April 2005, we are conducting regularly scheduled semi-annual meetings with these credit rating agencies. Further rating actions could occur at any time, including following those meetings.

Item 9.01. Financial Statements and Exhibits.
--------------------------------------------


                                    EXHIBITS
                                    --------

Designation           Description                        Method of Filing
-----------           -----------                        ----------------

Exhibit 99.1          Moody's Press Release
                      dated April 5, 2005                Filed with this Report

Exhibit 99.2          S & P Press Release
                      dated April 8, 2005                Filed with this Report

Exhibit 99.3          DBRS Press Release
                      dated April 11, 2005               Filed with this Report

Exhibit 99.4          DBRS Press Release
                      dated April 11, 2005               Filed with this Report

Exhibit 99.5          Fitch Press Release
                      dated April 11, 2005               Filed with this Report










                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FORD MOTOR COMPANY
                                       ------------------
                                       (Registrant)


Date:  April 14, 2005                  By: /s/Kathryn S. Lamping
                                           ---------------------
                                           Kathryn S. Lamping
                                           Assistant Secretary

                                  EXHIBIT INDEX
                                  -------------


Designation           Description
-----------           -----------

Exhibit 99.1          Moody's Press Release
                      dated April 5, 2005

Exhibit 99.2          S & P Press Release
                      dated April 8, 2005

Exhibit 99.3          DBRS Press Release
                      dated April 11, 2005

Exhibit 99.4          DBRS Press Release
                      dated April 11, 2005

Exhibit 99.5          Fitch Press Release
                      dated April 11, 2005